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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          Reported): October 29, 1998

                      HEADLANDS MORTGAGE SECURITIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-46019              68-0397342
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

          700 Larkspur Landing Circle,
                   Suite 240,
              Larkspur, California                       94939
          ----------------------------             ----------------
             (Address of Principal                    (Zip Code)
               Executive Offices)

       Registrant's telephone number, including area code (415) 461-6790


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Item 5.  Other Events.
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Filing of Derived Materials.
---------------------------

         In connection with the offering of Headlands Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates"), Donaldson, Lufkin & Jenrette Securities Corporation, as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although Headlands Mortgage Securities Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1       Derived Materials

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLANDS MORTGAGE SECURITIES INC.

                                   By:    /s/ Kristen Decker
                                      -------------------------------
                                      Name:   Kristen Decker
                                      Title:  Vice President

Dated:  October 28, 1998

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                                 Exhibit Index
                                 -------------

         Exhibit                                                          Page
         -------                                                          ----
          99.1     Derived Materials......................................6

                                 EXHIBIT 99.1

     In accordance with 202 of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE in reliance on a continuing hardship exemption.